                                                         Exhibit 20.1

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1993-1 Supplement, dated as of September 9, 1993 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is       August 31, 1996.
                                               ____________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $  16,125,000.00
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $  16,125,000.00
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class A Invested Amount as of the Record Date/
       Class A Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 600,000,000.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 10th day of September, 1996.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman
                                             _________________________________
                                             Name:
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-1 Supplement, dated as of September 1, 1994 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is       August 31, 1996.
                                               ______________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $  10,725,000.00
                                                              ----------------
2.     Class A principal distributions                        $           0.00
                                                              ----------------
3.     Class A interest distributions                         $  10,725,000.00
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $           0.00
                                                              ----------------
5.     Class A Invested Amount as of the Record Date/
       Class A Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 300,000,000.00
                                                              ----------------






          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 10th day of September, 1996.


                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman
                                             _________________________________
                                             Name:
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-2 Supplement, dated as of September 1, 1994 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is       August 31, 1996.
                                               _____________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $  11,400,000.00
                                                              ----------------
2.     Class A principal distributions                        $           0.00
                                                              ----------------
3.     Class A interest distributions                         $  11,400,000.00
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $           0.00
                                                              ----------------
5.     Class A Invested Amount as of the Record Date/
       Class A Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 300,000,000.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 10th day of September, 1996.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman
                                             _________________________________
                                             Name:
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-3 Supplement, dated as of September 1, 1994 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is       August, 1996.
                                               _____________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $  11,775,000.00
                                                              ----------------
2.     Class A principal distributions                        $           0.00
                                                              ----------------
3.     Class A interest distributions                         $  11,775,000.00
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $           0.00
                                                              ----------------
5.     Class A Invested Amount as of the Record Date/
       Class A Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 300,000,000.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 10th day of September, 1996.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman
                                             _________________________________
                                             Name:
                                             Title:

                                                            Exhibit 20.2

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1992-1 Supplement, dated as of August 3, 1992 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is    August 31, 1996.
                                               ______________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     151,565.26
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     151,565.26
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  29,100,529.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 10th day of September, 1996.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman
                                             -------------------------
                                              Name:   Jay Stevelman
                                              Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1992-2 Supplement, dated as of August 3, 1992 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is       August 31, 1996.
                                               __________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     164,903.00
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     164,903.00
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  29,100,529.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 10th day of September, 1996.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman
                                             ----------------------------
                                              Name:    Jay Stevelman
                                              Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1993-1 Supplement, dated as of September 9, 1993 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is       August 31, 1996.
                                               ________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     160,052.91
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     160,052.91
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  34,920,635.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 10th day of September, 1996.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman
                                             ------------------------------
                                              Name:    Jay Stevelman
                                              Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-1 Supplement, dated as of September 1, 1994 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is       August 31, 1996.
                                               __________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     106,944.44
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     106,944.44
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  17,460,317.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 10th day of September, 1996.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman
                                             ------------------------------
                                              Name:    Jay Stevelman
                                              Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-2 Supplement, dated as of September 1, 1994 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is       August 31, 1996.
                                              ___________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     112,764.55
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     112,764.55
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0

5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  17,460,317.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 10th day of September, 1996.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman
                                             ------------------------------
                                              Name:    Jay Stevelman
                                              Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-3 Supplement, dated as of September 1, 1994 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is       August 31, 1996.
                                              ____________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     115,674.60
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     115,674.60
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  17,460,317.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 10th day of September, 1996.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: \s\ Jay Stevelman
                                             -----------------------------
                                              Name:    Jay Stevelman
                                              Title: